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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): AUGUST 19, 2005
                                                  ---------------

                          BEIJING MED-PHARM CORPORATION
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               (Exact name of registrant specified in its charter)

               DELAWARE                                000-51409                             20-0434726
---------------------------------------- -------------------------------------- --------------------------------------
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)

                      600 W. GERMANTOWN PIKE, SUITE 400,
                        PLYMOUTH MEETING, PENNSYLVANIA                                          19462
------------------------------------------------------------------------------- --------------------------------------
                   (Address of principal executive offices)                                  (Zip Code)


Registrant's telephone, including area code: (610) 940-1675
                                             --------------

--------------------------------------------------------------------------------
         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02  NON-RELIANCE ON PREVIOUSLY  ISSUED FINANCIAL  STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) On August 19, 2005, the management and the Audit Committee of the Board of Directors of Beijing Med-Pharm Corporation (the "Company"), in consultation with the Company's independent registered public accountants, concluded to restate the Company's previously issued financial statements as of and for the period ended December 31, 2004, principally to correct a $51,000 overstatement of revenue. As a result of the restatement, revenues reported for the fiscal year ended December 31, 2004 will be reduced from $260,000 to $209,000, resulting in an increased loss from $2,251,000 to $2,302,000 and an increased loss per share from $0.15 per to $0.16. The overstatement resulted because the Company recorded the advance payment from a distributor as revenue in the first quarter of 2004 where, in fact, commission revenue in respect of the advance payment was not earned.

         The Company discovered the misstatement in connection with the preparation of the Company's periodic report for the quarterly period ended June 30, 2005. As a result of this event, the Company has determined that a material weakness existed in its internal control over financial reporting relating to revenue recognition in connection with a transaction in China. Specifically, The Company has instituted remedial measures to address the weakness, including the hiring of a corporate controller who will spend a considerable amount of time in China, the enhancement of the Company's inventory and receivable reconciliations process and the establishment of internal audit procedures.

         The Audit Committee of the Board of Directors has discussed the matters disclosed in this filing with the Company's independent registered public accountants.

ITEM 7.01  REGULATION FD DISCLOSURE.

         On August 19, 2005, the Company issued a press release announcing the Company's intention to restate its financial statements as of and for the period ended December 31, 2004, principally to correct a $51,000 overstatement of revenue. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1 - Press release dated August 19, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BEIJING MED-PHARM CORPORATION


Date: August 25, 2005                        By:     FRED M. POWELL
      ---------------                                -----------------------
                                             Name:   Fred M. Powell
                                             Title:  Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated August 19, 2005.